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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                 April 24, 2007

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
   __________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
   __________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

         0-23049                                        33-0896617
_____________________________                  ____________________________
(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California          92612
________________________________________________________________________________
(Address of Principal Executive Offices)                        (Zip Code)

                                 (949) 476-2212
   __________________________________________________________________________
              (Registrant's telephone number, including area code)

   ___________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 23, 2007, the Company entered into a Second Omnibus Amendment and Waiver (the "Amendment and Waiver") with Midsummer Investments, Ltd. ("Midsummer") pursuant to which, among other things: (1) the maturity date of the 9% Convertible Debenture between the Company and Midsummer dated March 15, 2004 (the "March 2004 Debenture") was extended until April 30, 2007; (2) the Amended and Restated Secured Term Notes dated November 17, 2005, March 16, 2006 and October 9, 2006 (collectively the "November 2005 Bridge Note") issued to Midsummer was amended to extend the maturity date of the November 2005 Bridge Note until April 30, 2007; (3) the principal portions of the monthly payments due for March 2007 and April 2007 under the Secured Term Convertible Note issued to Midsummer on June 15, 2005 (the "June 2005 Note") were postponed until the maturity date of the June 2005 Note; (4) the principal portions of the monthly payments due for March 2007 and April 2007 under the March 2004 Debenture were postponed until the extended maturity date of the March 2004 Debenture; (5) the deadline for the Company to file registration statements pursuant to the registration rights agreements dated March 15, 2004, June 15, 2005 and November 17, 2005 registering the shares issuable to Midsummer upon conversion of the March 2004 Debenture, and the June 2005 Note and November 2005 Bridge Note and the shares issuable upon exercise of outstanding options and warrants held by Midsummer, and to secure the listing of its shares of Common Stock on the NASD OTC Bulletin Board, is extended to October 31, 2007; and (6) Midsummer waived certain rights under the foregoing agreements and related agreements, including its right to receive liquidated damages under certain of the agreements described above.

         A form of the Amendment and Waiver is attached hereto as an exhibit.



ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibit No.       Description
         -----------       -----------

         10.1              Form of Amendment and Waiver






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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            Island Pacific, Inc.



Date:   April 24, 2007                      By: /s/ Barry Schechter
                                               ---------------------------------
                                               Name:  Barry Schechter
                                               Title:   Chief Executive Officer



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